Exhibit 10.3

SECOND AMENDMENT

SECOND AMENDMENT, dated as of November 17, 2005 (this “Second Amendment”), to the Credit Agreement, dated as of February 11, 2005 (the “Credit Agreement”), among PQ Corporation, a Delaware corporation (the “Borrower”), Niagara Holdings, Inc., a Delaware corporation (“Holdings”), the Lenders party hereto from time to time, UBS AG, Stamford Branch, as administrative agent (in such capacity, the “Administrative Agent”), JPMorgan Chase Bank, N.A., as syndication agent, Credit Suisse First Boston, acting through its Cayman Islands branch and General Electric Capital Corporation, as co-documentation agents, and J.P. Morgan Securities Inc. and UBS Securities LLC, as joint lead arrangers and joint book runners.

W I T N E S S E T H:

WHEREAS, Holdings and the Borrower have requested the amendments to the Credit Agreement described herein, and the parties hereto are willing to agree to such amendments upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

SECTION 1.                                Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.                                Amendments to Section 1.1 (Definitions)

(a)                                  The following definitions shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Second Amendment” shall mean the Second Amendment to this Agreement, dated as of November 17, 2005.

“Second Amendment Effective Date” shall mean the date on which the conditions precedent set forth in Section 6 of the Second Amendment shall have been satisfied, which date is November 17, 2005.

(b)                                 The definition of “Term Loans” in Section 1.1 of the Credit Agreement is hereby replaced with the following:

“Term Loans” shall mean the (a) term loans made by the Lenders to the Borrower pursuant to Section 2.01 and (b) term loans made by the Lenders to the Borrower pursuant to the Second Amendment in accordance with procedures acceptable to the Administrative Agent, the Borrower and the Lenders providing such term loans.

SECTION 3.                                Amendments to Section 2.10(a) (Repayment of Term Loans and Revolving Facility Loans). Section 2.10(a) of the Credit Agreement is hereby replaced in its entirety with the following:

(a)                                   Repayment of Term Loans and Revolving Facility Loans. Subject to the other paragraphs of this Section, the Borrower shall repay Term Borrowings on each date set forth below in the aggregate principal amount set forth below opposite such date (each such date being referred to as a “Term Loan Installment Date”):

Date	Amount of Term Borrowings to be Repaid

June 30, 2005	$837,500
September 30, 2005	$837,500
December 31, 2005	$912,877
March 31, 2006	$912,877
June 30, 2006	$912,877
September 30, 2006	$912,877
December 31, 2006	$912,877
March 31, 2007	$912,877
June 30, 2007	$912,877
September 30, 2007	$912,877
December 31, 2007	$912,877
March 31, 2008	$912,877
June 30, 2008	$912,877
September 30, 2008	$912,877
December 31, 2008	$912,877
March 31, 2009	$912,877
June 30, 2009	$912,877
September 30, 2009	$912,877
December 31, 2009	$912,877
March 31, 2010	$912,877
June 30, 2010	$912,877
September 30, 2010	$912,877
December 31, 2010	$912,877
March 31, 2011	$912,877
June 30, 2011	$912,877
September 30, 2011	$912,877
December 31, 2011	$912,877
Term Facility Maturity Date	$340,503,075

SECTION 4.                                  Amendments to Section 3.12 (Use of Proceeds). Section 3.12 of the Credit Agreement is hereby replaced in its entirety with the following:

Except as set forth below, the Borrower will use the proceeds of the Revolving Facility Loans and Swingline Loans, and may request the issuance of Letters of Credit, solely for general corporate purposes. The Borrower will use the proceeds of the Term Loans made on February 11, 2005 and up to $ 10 million of the Revolving Facility Loans, together with the proceeds of the Equity Financing and the Senior Subordinated Notes to consummate the Acquisition and the other Transactions. The Borrower will use the proceeds of the Term Loans made pursuant to the Second Amendment and up to $25 million of the Revolving Facility Loans, in the manner contemplated by the First Amendment.

SECTION 5.                                   Amendments to Section 5.08 (Use of Proceeds). Section 5.08 of the Credit Agreement is hereby replaced in its entirety with the following:

Except as set forth below, use the proceeds of the Revolving Facility Loans and the Swingline Loans and request issuance of Letters of Credit solely for general corporate purposes. Use the proceeds of the Term Loans made on February 11, 2005 and up to $10 million of the Revolving Facility Loans to consummate the Acquisition and the other Transactions. Use the proceeds of the Term Loans made pursuant to the Second Amendment and up to $25 million of the Revolving Facility Loans in the manner contemplated by the First Amendment.

SECTION 6.                                  Conditions to Effectiveness. This Second Amendment shall become effective as of the date set forth above (the “Second Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

(a)                                     Second Amendment. The Administrative Agent shall have received this Second Amendment, executed and delivered by the Administrative Agent, Holdings and the Borrower, and each Lender providing a term loan hereto.

(b)                                    Fees. The Administrative Agent shall have received evidence reasonably satisfactory to it that all fees and other amounts due and payable to the Administrative Agent or the Lenders on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

SECTION 7.                                   Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that as of the Second Amendment Effective Date, after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing and the representations and warranties made by the Borrower in or pursuant to the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Second Amendment Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

SECTION 8.                                   Continuing Effect of the Credit Agreement. This Second Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms. This Second Amendment shall constitute a Loan Document.

SECTION 9.                                   Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 10.                       GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and your first above written.

NIAGARA HOLDINGS, INC.

By:	/s/ James P. Cox
	Name:	James P. Cox
	Title:	Treasurer

PQ CORPORATION

By:	/s/ James P. Cox
	Name:	James P. Cox
	Title:	VP and Chief Financial Officer

UBS LOAN FINANCE LLC,
as Administrative Agent

By:	/s/ Saldoz Sikka
	Name:	Saldoz Sikka
	Title:	Associate Director
Banking Products
Services, US

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director
Banking Products
Services, US

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Peter A. Dedousis
	Name:	Peter A. Dedousis
	Title:	Managing Director